UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2011

MERGE HEALTHCARE INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	001–33006	39-1600938
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 E. Randolph Street, 24th Floor
Chicago, Illinois 60601-6436
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (312) 565-6868

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations.

On November 1, 2011, Merge Healthcare Incorporated (the “Company”) issued a press release announcing the Company’s results for the third quarter and year to date. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On November 2, 2011, the Company held an earnings call to address its third quarter and year to date financial results. A transcript of the earnings call is being furnished as Exhibit 99.2 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits

99.1	News Release of the Registrant dated November 1, 2011

99.2	Transcript of the Registrant’s Third Quarter 2011 Earnings Call held on November 2, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERGE HEALTHCARE INCORPORATED

By:	/s/ Ann G. Mayberry-French
Name:	Ann G. Mayberry-French
Title:	General Counsel and Corporate Secretary

Date: November 3, 2011

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

99.1	News Release of the Registrant dated November 1, 2011

99.2	Transcript of the Registrant’s Third Quarter 2011 Earnings Call held on November 2, 2011